UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Security Bank Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April 18, 2007

Dear Security Bank Corporation Shareholder:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on Thursday, May 10, 2007. According to our records, we have not yet received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You can also vote by telephone or the internet by following the enclosed instructions.

Our Board of Directors unanimously recommends a “FOR” vote on each proposal.

Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.

Sincerely,

H. Averett “Rett” Walker

President and Chief Executive Officer

Annual Meeting of Shareholders MAY 10, 2007	Revocable Proxy SECURITY BANK CORPORATION	Please mark as indicated in this example	☒

	For	Withhold All	For All Except		For	Against	Abstain
PROPOSAL I: NOMINEES:	☐	☐	☐

PROPOSAL II:

Approve the amendment to the articles of incorporation of Security Bank Corporation to increase the authorized number of common shares from twenty-five million shares to fifty million shares.

					☐	☐	☐

(01) Benjamin W. Griffith, III (02) Ruthie G. McMichael (03) Ben G. Porter (04) H. Averett Walker (05) Larry C. Walker (06) James R. Williams

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

				PROPOSAL III: Approval of 2007 Omnibus Long-Term Incentive Plan.	☐	☐	☐
				PROPOSAL IV: Ratification of McNair, McLemore, Middlebrooks & Co. LLP as the independent auditors for Security Bank Corporation.	☐	☐	☐

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments. This Proxy may be revoked at any time prior to voting hereto.

This Proxy, when properly executed, duly returned and not revoked, will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted in favor of the Proposals listed on this Proxy.

				Mark here if you plan to attend the meeting			☐
				Mark here for address change and note change			☐

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

Note: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.

+	* * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *	+

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
é		é
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 10, 2007. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 10, 2007: 1-866-598-8913	Vote by Internet anytime prior to 3 a.m., May 10, 2007 go to https://www.proxyvotenow.com/sbkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SECURITY BANK CORPORATION

		For	Withhold	For All Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS	PROPOSAL I: NOMINEES:	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement and does hereby appoint Edward M. Beckham II, Robert M. Stalnaker and Richard W. White Jr., and each of them with full powers of substitution, as proxies of the undersigned, to represent the undersigned and to vote all shares of SECURITY BANK CORPORATION (“SBKC”) common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of SBKC, to be held at the Macon Centreplex, 200 Coliseum Drive, Macon, Georgia at 6:00 p.m. on May 10, 2007, and at any adjournment thereof.

Benjamin W. Griffith, III, Ruthie G. McMichael, Ben G. Porter, H. Averett Walker, Larry C. Walker and James R. Williams

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain

PROPOSAL II:

Approve the amendment to the articles of incorporation of Security Bank Corporation to increase the authorized number of common shares from twenty-five million shares to fifty million shares.

		☐	☐	☐

		For	Against	Abstain
	PROPOSAL III: Approval of 2007 Omnibus Long-Term Incentive Plan.	☐	☐	☐
		For	Against	Abstain
	PROPOSAL IV: Ratification of McNair, McLemore, Middlebrooks & Co. LLP as the independent auditors for Security Bank Corporation.	☐	☐	☐

Please be sure to sign and date this proxy in the box below.	Date

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments. This Proxy may be revoked at any time prior to voting hereto.

This Proxy, when properly executed, duly returned and not revoked, will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted in favor of the Proposals listed on this Proxy.

Shareholder sign above Co-holder (if any) sign above

+	+

é Detach above card, sign, date and mail in postage paid envelope provided. é

SECURITY BANK CORPORATION

Note: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN

THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

REVOCABLE PROXY

SECURITY BANK CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement and does hereby appoint Edward M. Beckham II, Robert M. Stalnaker and Richard W. White Jr., and each of them with full powers of substitution, as proxies of the undersigned, to represent the undersigned and to vote all shares of SECURITY BANK CORPORATION (“SBKC”) common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of SBKC, to be held at the the Macon Centreplex, 200 Coliseum Drive, Macon, Georgia at 6:00 p.m. on May 10, 2007, and at any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE

INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ê                FOLD AND DETACH HERE                ê

SECURITY BANK CORPORATION — ANNUAL MEETING, MAY 10, 2007

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-598-8913 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/sbkc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS